UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

SKYLYNX COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction	Commission File	(I.R.S. Employer
of incorporation)	Number	Identification number)

1502 Stickney Point Road, Unit 501, Sarasota, Florida 34231-3718

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 926-2510

     500 John Ringling Boulevard, Sarasota, Florida 34242

(Former name or former address, if changed since last report)

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ITEM	1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS
ITEM	2.01:	COMPLETION OF ACQUISITION OF ASSETS
ITEM	3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM	5.01	CHANGE IN CONTROL
ITEM	5.02:	DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS;
		ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
		OFFICERS
ITEM	5.03	AMENDMENT OF CERTIFICATE OF INCORPORATION

Introduction

     On April 28, 2006, SkyLynx Communications, Inc. (the “Company” or “SkyLynx”) closed in escrow its Agreement and Plan of Merger dated November 29, 2005 (the “Merger”) as amended on February 21, 2006, March 9, 2006 and March 30, 2006 (the “Merger Agreement”) between and among the Company, a wholly-owned acquisition subsidiary of the Company SkyLynx Acquisition Corp. (“SAC”), and Vetco Hospitals, Inc., a California corporation (“VETCO”).

     Under the terms of the Closing Escrow Agreement, the shares of Series A Convertible Preferred Stock issuable on the effective date of the Merger, the Agreement of Merger that is required to be filed with the California Secretary of State and the Statement of Merger that is required to be filed with the Colorado Secretary of State were delivered into escrow pending receipt of confirmation satisfactory to both SkyLynx and Vetco that the Vetco financial statements could be audited in conformity with applicable legal requirements. On May 1, 2006, the parties to the Merger received such confirmation and authorized the release from escrow and filing of the Agreement of Merger and Statement of Merger. We plan to file those documents, all of which have been executed and are ready for filing as of the date of this Report, with the respective Secretaries of State on May 5, 2006, which will be the effective date (“Effective Date”) of the Merger.

ITEM 2.01: COMPLETION OF ACQUISITION OF ASSETS

Summary of Transaction

     Pursuant to the Merger Agreement, SAC merged with and into VETCO with VETCO as the surviving corporation, and VETCO became a wholly-owned subsidiary of the Company (the “Merger”). The Merger resulted in a change of control of SkyLynx.

Terms of the Merger Agreement

     The Merger Agreement provided for consummation of the following principal transactions, all of which will be completed on May 5, 2006:

*	SAC merged with and into VETCO, with VETCO being the surviving corporation and becoming a wholly-owned subsidiary of the Company.

*	Each issued and outstanding share of VETCO common stock was converted automatically into 98.8338 shares of SkyLynx Series A Convertible Preferred Stock (“Series A Preferred”) having a Stated Value of $3.00 per share, or a total

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of 988,338 shares of Series A Preferred.

*	Each share of Series A Preferred is convertible into 38.4316 shares of SkyLynx common stock upon there being sufficient authorized but unissued shares of common stock available to cover the conversion. Further, each share of Series A

Preferred grants to the holder the voting power of 38.4316 shares of common stock.

*	An additional 11,662 shares of SkyLynx Series A Preferred Stock were reserved for issuance pursuant to the conversion of a $100,000 SkyLynx convertible debenture, which was issued to a Vetco convertible note holder in substitution of a $100,000 Vetco convertible note.

*	The shares of SkyLynx Series A Preferred issued upon consummation of the Merger represented immediately following the Merger approximately 55% of the total issued and outstanding voting securities of the Company.

*	All shares of Series A Preferred to be issued in the Merger will be held in a closing escrow (the “Closing Escrow”) subject to the completion and filing with the Securities and Exchange Commission (the “Commission”) of all financial statements and pro forma financial information required by Item 9.01 of Form 8-K and Item 310 of Regulation SB.

About VETCO Hospitals, Inc.

VETCO Hospitals, Inc. is a California corporation, founded in April 1996, and currently operating in five western states (California, Arizona, Nevada, Utah and Colorado). Its core focus is on the treatment, care and vaccinations of canine and feline companion animals. The Company is comprised of two divisions:

1.	Pet Hospital Division – VETCO owns and manages five (5) full service veterinary hospitals open seven (7) days a week. These hospitals are leased facilities inside PETCO Animal Supplies retail stores located in the five Southern California cities of Pasadena, Burbank, Montebello, Riverside and San Diego.

2.	Vaccine Clinic Division – This consists of the mobile vaccine clinics held inside of 135 PETCO locations.

Online Operation - In addition, the company owns and operates a website www.petservice.com that provides up-to-date information on pet health as well as locator services for finding veterinarians, vaccine clinics and other pet services such as grooming and dog training.

In June 2005, VETCO added a limited e-commerce sales capability for preventative care products e.g. Advantage, Frontline & Heartgard. Currently, most sales are to existing VETCO customers.

ITEM	3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM	5.03	AMENDMENT TO CERTIFICATE OF INCORPORATION

     On the Effective Date, pursuant to the Merger Agreement, as amended, the Company authorized the issuance of up to 1,000,000 shares of Series A Convertible Preferred Stock. Pursuant to the authorization, a Certificate of Designations of Series A Convertible Preferred Stock amending the Company’s Certificate of Incorporation was filed with the Delaware Secretary of State on May 1, 2006. The relative rights and preferences of the Series A Preferred can be summarized as follows:

                          Voting Rights: Each issued and outstanding share of Series A Preferred shall entitle a holder to vote on any and all matters presented to the shareholders of SkyLynx for approval, including    the election of directors, based on the number of shares of Conversion Stock into which the Series A Preferred is then convertible. The Series A Preferred shall vote together with all other outstanding shares of voting securities, voting as a single class.

                         Dividend: None.

                        Redemption Right: None.

                        Conversion: Each share of Series A Preferred is convertible into 38.4316 shares of Conversion Stock as set forth in the Certificate of Designation, at any time, at the option of the holder, subject to adjustment under certain circumstances. In addition, the shares of Series A Preferred to be issued hereunder will automatically convert into Conversion Stock upon there being made available for issuance a sufficient number of shares of SkyLynx Common Stock that are not reserved for issuance pursuant to the exercise of outstanding rights to acquire shares of SkyLynx Common Stock.

                         Liquidation Preference. $3.00 per share of Preferred Stock, senior to the rights of holders of Common Stock.

     On the Effective Date of the Merger, all outstanding shares of VETCO common stock converted automatically into an aggregate of 988,338 shares of Series A Preferred. The shares were issued to a total of five Vetco shareholders. In addition, SkyLynx entered into a convertible promissory note on April 26, 2006, which may be converted at any time by the holder thereof into a maximum of 11,662 shares of the Series A Preferred. Each of the Vetco shareholders and the holder of the convertible promissory note represented that he qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D. The shares and the note were taken for investment purposes and are subject to restrictions on transfer under federal securities laws. The shares of Series A Preferred and the convertible promissory note were issued without registration under the Securities Act in reliance upon the exemption from the registration requirements of the Securities Act contained in Section 4(2) and Rule 506 of Regulation D.

ITEM 5.01:  CHANGE IN CONTROL

     The Merger resulted in a change of control of SkyLynx. As a result of the Merger, the former VETCO shareholders would be deemed the beneficial owners, within the meaning of Rule 13d-3 under the Exchange Act, of an aggregate of 37,983,411 shares of common stock, consisting of 988,338 shares of Series A Convertible Preferred Stock of SkyLynx. These securities represent approximately 55% of the issued and outstanding shares of voting securities of the Company, after giving effect to Merger, calculated in accordance with Rule 13d-3 under the Exchange Act.

ITEM 5.02:      DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS;

                        ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL

                       OFFICERS

     By action of the SkyLynx Board of Directors on May 1, 2006, and effective as of the Effective Date, the following changes in the SkyLynx Board of Directors and executive officers occurred:

Board of Directors

     The following individuals were elected to serve as additional directors of the Company as of the Effective Date of the Merger: K. Bryan Shobe, John McKenzie, Kwane Stewart, Joel Locketz, and Steven Dunbar. The directors elected as part of the Merger were designated by VETCO pursuant to the Merger Agreement. Committee assignments have not yet been determined for the newly elected directors.

Executive Officers

     By virtue of the Merger Agreement, Gary L. Brown resigned as Chief Executive Officer of the Company as of the Effective Date of the Merger. Concurrently, K. Bryan Shobe was elected to serve as Chief Executive Officer of the Company.

     Additionally, and concurrently with the election of the new directors, the Board approved employment agreements for the following SkyLynx executives: K. Bryan Shobe, Gary L. Brown, Kenneth L. Marshall and Steven D. Smith. These executives serve in the following positions:

K. Bryan Shobe	Chief Executive Officer
Gary L. Brown	President
Kenneth L. Marshall	Secretary and General Counsel
Steven D. Smith	Chief Operating Officer

Biographical Information

     Certain biographical information related to the directors elected as part of the Merger is set forth below.

     K. Bryan Shobe, age 52, was elected as Chief Executive Officer and a director of the Company in May 2006. In April 1996, Mr. Shobe founded VETCO Hospitals, Inc. (“VETCO”) by purchasing four (4) under performing pet hospitals from PETCO. Mr. Shobe developed VETCO into five (5) pet hospitals, one (1) wellness clinic and 135 vaccine clinics serving PETCO in five (5) western states. Gross volume increased from $1.1 million annualized in 1996 to over $5.85 million in 2005. Prior to founding VETCO, Mr. Shobe worked as an independent consultant working with Japanese companies to bring large square footage entertainment based pet retailing to Japan, similar to PetSmart, PETCO and PetMetro. Mr. Shobe worked with Hamano USA and Kansaki Industries (large Japanese retailer) to launch a new chain of pet stores in Japan. In addition, Mr. Shobe worked with Kansaki to import American pet products directly to the stores instead of going through Japanese middlemen. Simultaneously Mr. Shobe appeared as a featured speaker for entertainment-based retailing at industry trade shows.

     John McKenzie, 52, was elected as a director of the Company in May 2006. Mr. McKenzie holds no other position or office with the Company. [Further information to be added by amendment].

     Kwane Stewart, age 35, was elected as a director of the Company in May 2006. Dr. Stewart received his undergraduate degree at the University of New Mexico and his Doctor of Veterinary Medicine at Colorado State University. He has authored a popular weekly column, “Paw Prints” in the Monterey County Herald and has produced a series of television segments called “Pet Tips with Dr. Kwane” featuring his two dogs, Solomon and Belle--Doberman pinscher siblings now six years old. The segments aired weekly on the evening news in Santa Barbara.

     Joel Locketz, age 63, was elected as a director of the Company in May 2006. Dr. Locketz has owned and operated Animal Clinic P.A. in Minneapolis, MN, a veterinary medicine practice since 1972. Dr. Locketz earned his Doctor of Veterinary Medicine Degree from the University of Minnesota. He has over thirty-five years experience in small animal medicine and in the marketing and business aspects of the pet industry. Dr. Locketz has owned simultaneously three animal hospitals, multiple grooming shops and a boarding facility. Currently, he owns the Animal Medical Clinic in Minneapolis and operates and coordinates twenty-four immunization clinics at PETCO stores throughout the Midwest.

     Steven Dunbar, age __, was elected as a director of the Company in May 2006. [Further information to be provided by amendment]

Certain Relationships and Related Transactions

     As part of the Merger, Mr. Shobe received 780,787 shares of SkyLynx’s Series A Preferred stock. Those shares represent an aggregate of 30,006,894 voting shares, or 43.4% of the total outstanding voting securities of the Company immediately following the Merger. He is also a party to the Voting Agreement which is described below.

     As part of the Merger, Mr. McKenzie entered into a convertible promissory note with SkyLynx in the principal amount of $100,000, in exchange for a Vetco convertible note in the same principal amount. The promissory note is convertible into a maximum of 11,662 shares of the Series A Preferred stock.

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

Voting Agreement:

      Upon consummation of the Merger, the two largest beneficial owners of the Company’s voting securities upon completion of the Merger, K. Bryan Shobe and Gary L. Brown, together with the Company, have entered into a Voting Agreement which will become effective concurrently with the Effective Date of the Merger (the “Voting Agreement”). Pursuant to the terms of the Voting Agreement, the Company and Mssrs. Shobe and Brown have agreed to exercise such voting rights to enforce and implement the provisions of amended Section 7.2(a) of the Merger Agreement, which calls for increasing the Board of Directors of SkyLynx from five (5) to ten (10) members. In addition, Mr. Shobe shall select five (5) of the ten (10) member Board of Directors.

     Additionally, Messrs. Shobe and Brown each appoint the other as its attorney-in-fact and proxy to vote the shares of SkyLynx common stock or other voting securities beneficially owned,

if, and only if, Mr. Brown or Mr. Shobe fails to vote all of such securities in accordance with the provisions of this Agreement within five (5) days after the other party’s written request. The Voting Agreement shall continue in effect until the earlier of (i) the date on which Messrs. Shobe and Brown collectively own shares of voting securities of SkyLynx that represent less than 25% of its total issued and outstanding shares of voting securities and (ii) two years from the date of the Voting Agreement.

Employment Agreements of Executive Officers

     Each of the executive officers is a party to an employment agreement with SkyLynx. The agreements will become operative on the Effective Date of the Merger. Mssrs. Shobe, Brown, Marshall and Smith do not have any family relationships with any directors or executive officers of the Company. Set forth below is information on the employment agreements of the newly appointed SkyLynx executives.

Name	Position		Annual Salary		Bonus

K. Bryan Shobe	CEO		$250,000	(1)	Up to $100,000 depending on
					performance (2)

Gary L. Brown	President		$220,000	(3)	Up to $125,000 depending on
					performance (4)

Steven D. Smith	COO		$200,000	(5)	Up to $125,000 depending on
					performance (6)

Kenneth L.	General		$125,000	(7)	Up to 100% of base salary based
Marshall	Counsel	and			on the sole discretion of the Board.
	Secretary

(1)	Mr. Shobe’s base salary will increase by 6% each year beginning on January 1st of each successive year of Mr. Shobe’s four (4) year employment contract. Additionally, Mr. Shobe is eligible for salary increases based on annualized sales milestones, as follows:

	a.	$275,000 base salary when annualized sales of VETCO reach $10 million or $2.5 million quarterly.

	b.	$300,000 base salary when annualized sales of VETCO reach $15 million or $3.75 million quarterly.

	c.	$325,000 base salary when annualized sales of VETCO reach $20 million or $5.0 million quarterly.

	d.	$375,000 base salary when annualized sales of VETCO reach $30 million or $7.5 million quarterly.

	e.	$450,000 base salary when annualized sales of VETCO reach $50 million or $12.5 million quarterly.

(2)	Mr. Shobe is eligible for a bonus of $30,000 if after tax profits of the VETCO Division reach at least $1.5 million, $50,000 if after tax profits of the VETCO Division at least $3 million, $75,000 if after tax profits of the VETCO Division reach at least $5 million, and $100,000 if after tax profits of the VETCO Division reach at least $8 million.

(3)	Mr. Brown’s base salary will increase by 6% each year beginning on December 1st of each successive year of Mr. Brown’s three (3) year employment contract.

Additionally, Mr. Brown is eligible for salary increases, as follows:

	a.	$275,000 base salary when annualized sales of all SkyLynx divisions reach $10 million or $2.5 million quarterly.

	b.	$300,000 base salary when annualized sales of all SkyLynx divisions reach $15 million or when additional funding in excess of $7 million is raised by Mr. Brown and approved by the Board.

	c.	$325,000 base salary when annualized sales of all SkyLynx divisions reach $20 million.

	d.	$375,000 base salary when annualized sales of all SkyLynx divisions reach $30 million.

	e.	$450,000 base salary when annualized sales of all SkyLynx divisions reach $50 million.

	f.	$650,000 base salary when annualized sales of all SkyLynx divisions reach $75 million.

	g.	$850,000 base salary when annualized sales of all SkyLynx divisions reach $100 million.

(4)	Mr. Brown is eligible for a bonus of $50,000 if after tax profits of the Company reach at least $1.5 million, $75,000 if after tax profits of the Company at least $3 million, $100,000 if after tax profits of the Company reach at least $5 million, and $125,000 if after tax profits of the Company reach at least $8 million.

(5)	Mr. Smith is eligible for salary increases during his three (3) year employment contract, as follows:

	a.	$275,000 base salary when annualized sales of all SkyLynx divisions reach $10 million or $2.5 million quarterly.

	b.	$300,000 base salary when annualized sales of all SkyLynx divisions reach $15 million.

	c.	$325,000 base salary when annualized sales of all SkyLynx divisions reach $20 million.

	d.	$375,000 base salary when annualized sales of all SkyLynx divisions reach $30 million.

	e.	$450,000 base salary when annualized sales of all SkyLynx divisions reach $50 million.

	f.	$650,000 base salary when annualized sales of all SkyLynx divisions reach $75 million.

	g.	$850,000 base salary when annualized sales of all SkyLynx divisions reach $100 million.

(6)	Mr. Smith is eligible for a bonus of $30,000 if, while employed by SkyLynx, after tax profits of the Company reach at least $1.5 million, $50,000 if after tax profits of the Company at least $3 million, $75,000 if after tax profits of the Company reach at least $5 million, and $125,000 if after tax profits of the Company reach at least $8 million.

   A summary of each executive’s contract is as follows:

   All of the above executives will be eligible for options to purchase SkyLynx common stock.

     Each employment agreement may be terminated at any time by the executive upon thirty (30) day written notice. If Mr. Shobe terminates his employment for “good reason”, as defined in his Agreement, he will be entitled to severance pay equal to his then-current year’s base salary. If SkyLynx terminates an executive’s employment for reasons other than “cause,” then the executive will be entitled to receive severance at the end of the employment equal to the amount of the then-current year’s base salary for the executive.

     Any of the following actions by the executive constitutes “cause” for termination by SkyLynx:

· Conviction of a felony, any act involving moral turpitude, any act that detracts from the ability of the Employee to provide the Employer with a full work week or a misdemeanor where imprisonment is imposed, or· Commission of any act of theft, fraud, dishonesty or falsification of any employment or Company records, or· Improper disclosure of the Company's confidential, classified, private, patent protected or proprietary information, or· Any breach of this Agreement, which breach is not cured within ten (10) days following written notice of such breach, or· Chronic and unexcused absenteeism, or· Misconduct in connection with the performance of any your duties, including without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject, or (except for Mr. Shobe)· Any other act or omission that constitutes "cause" under Florida or Federal laws.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Pursuant to Item 9.01(a)(4), the Registrant declares it is impracticable to provide the required financial statements relative to the acquired business at the time of this Report. Such financial statements required by Item 9.01(a) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 9.01(b) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(c)	Exhibits

Item  Title

+	2.0	Agreement and Plan of Merger dated as of November 29, 2005.
++	2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of February 21, 2006
+++	2.2	Amendment No. 2 to Agreement and Plan of Merger dated as of March 9, 2006.
++++	2.3	Amendment No. 3 to Agreement and Plan of Merger dated as of March 30, 2006.
	3.2	Statement of Merger
	3.3	Agreement of Merger
	4.1	Convertible Debenture in Principal Amount of $100,000 issued to John
		McKenzie on April 26, 2006.
	10.1	Closing Escrow Agreement dated as of April 28, 2006.
	10.2	Voting Agreement dated as of April 28, 2006
	10.3	Form of Subscription Agreement dated as of April 28, 2006
	10.4	Employment Agreement by and among SkyLynx Communications, Inc. and
		K. Bryan Shobe dated as of March 21, 2006.
*	10.5	Employment Agreement by and among SkyLynx Communications, Inc. and
		Gary L. Brown dated as of March 21, 2006.
	10.6	Employment Agreement by and among SkyLynx Communications, Inc. and
		Steven D. Smith dated as of March 21, 2006.
*	10.7	Employment Agreement by and among SkyLynx Communications, Inc. and
		Kenneth L. Marshall dated as of January 1, 2006.

+ Incorporated by reference from the Registrant’s Current Report on Form 8-K dated November 29, 2005, as filed with the Commission on December 5, 2005.

++ Incorporated by reference from the Registrant’s Current Report on Form 8-K dated February 1, 2006, as filed with the Commission on February 7, 2006.

+++ Incorporated by reference from the Registrant’s Current Report on Form 8-K dated March 9, 2006, as filed with the Commission on March 15, 2006.

++++ Incorporated by reference from the Registrant’s Current Report on Form 8-K dated March 30, 2006, as filed with the Commission on March 30, 2006.

*   To be provided by amendment.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                                                                                                                     SkyLynx Communications, Inc.

                                                                                                                                       (Registrant)

Dated: May 4, 2006                                                                                                     /s/ K. Bryan Shobe

                                                                                                                                    K. Bryan Shobe, Chief Executive Officer